Back to Form 8-K
Exhibit 10.9
Medicare Advantage Attestation of Benefit Plan
WELL CARE OF FLORIDA, INC.
H1032
Date: 09/01/2009

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2010. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2009 and 2010, including but not limited to, the 2010 Call Letter, the 2010 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	6	WellCare Choice (HMO -POS)	HMOPOS	Renewal	43.40	1.60	08/31/2009	01/01/2010
008	0	6	WellCare Choice (HMO)	HMO	Renewal	0.00	0.00	08/31/2009	01/01/2010
012	0	6	WellCare Choice (HMO -POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
014	0	6	WellCare Choice (HMO -POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
025	0	6	WellCare Choice (HMO -POS)	HMOPOS	Renewal	30.60	3.40	08/31/2009	01/01/2010
032	0	6	WellCare Dividend (HMO-POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
035	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
037	0	3	WellCare Advance (HMO)	HMO	Renewal	0.00	N/A	08/28/2009	01/01/2010
040	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	08/31/2009	01/01/2010
061	0	6 ■	WellCare Select (HMO- POS)	HMOPOS	Renewal	0.00	18.50	08/31/2009	01/01/2010

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
073	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
079	0	6	WellCare Value (HMO)	HMO	Renewal	0.00	0.00	08/31/2009	01/01/2010
085	0	6	WellCare Access (HMO)	HMO	Renewal	0.00	15.20	08/31/2009	01/01/2010
091	0	6	WellCare Essential (HMO-POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
101	0	6	WellCare Select (HMO- POS)	HMOPOS	Renewal	0.00	20.40	08/31/2009	01/01/2010
106	0	6	WellCare Select (HMO- POS)	HMOPOS	Renewal	0.00	14.80	08/31/2009	01/01/2010
107	0	6	WellCare Select (HMO)	HMO	Renewal	0.00	16.10	08/31/2009	01/01/2010
113	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
123	0	6	WellCare Access (HMO)	HMO	Renewal	0.00	18.30	08/31/2009	01/01/2010
124	0	6	WellCare Access (HMO)	HMO	Renewal	0.00	19.00	08/31/2009	01/01/2010
131	0	6	WellCare Dividend (HMO-POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
132	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010
133	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/31/2009	01/01/2010

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/s/ Heath Schiesser	9/4/09
CEO: Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205	Date:

/s/ Thomas L. Tran	9/4/09
CFO: Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)	Date:
Medicare Advantage benefit attestations should be sent by overnight carrier to:

Centers for Medicare & Medicaid Services
ATTN: Marilyn Hunter/Medicare Advantage Benefit Attestation
Mail Stop C4-22-04
7500 Security Boulevard
Baltimore, MD 21244-1850

Page 3 of 3   - WELLCARE OF FLORIDA, INC. - H1032 - 09/01/2009